Exhibit 99.2

IMAC Holdings, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

IMAC Holdings, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLDIATED FINANCIAL STATEMENTS

Overview

On April 19, 2019, IMAC Holdings, Inc. (the “Company”) entered into an Amendment to Agreement and Plan of Merger (the “Amendment”), effective as of April 19, 2019 at 12:05 a.m., with IMAC Management of Illinois, LLC, an Illinois limited liability company (“Merger Sub”), ISDI Holdings, Inc., an Illinois corporation (“ISDI Holdings I”), ISDI Holdings II, Inc., an Illinois corporation (“ISDI Holdings II”), PHR Holdings, Inc., an Illinois corporation (“PHR Holdings”), and Jason Hui, sole shareholder of each of ISDI Holdings II and PHR Holdings (the “Shareholder”), in order to amend that certain Agreement and Plan of Merger (the “Agreement”), executed on April 1, 2019 by and among the Company, Merger Sub, ISDI Holdings I and the Shareholder, to remove ISDI Holdings I as a party to the Agreement and, in its place, add ISDI Holdings II and PHR Holdings as parties to the Agreement and provide for the merger of each of ISDI Holdings II and PHR Holdings with and into Merger Sub (the “Merger”) on the terms and conditions set forth in the Agreement.

The Merger was completed on April 19, 2019, with Merger Sub remaining as the surviving entity. Pursuant to the Agreement, as amended by the Amendment, at the effective time of the Merger (the “Effective Time”), each of ISDI Holdings II and PHR Holdings’ issued and outstanding shares of common stock were cancelled and were converted automatically into the right of the Shareholder to receive 1,002,306 restricted shares of the Company’s common stock (the “Merger Consideration”). The Merger Consideration was issued to the Shareholder and a trust designated by the Shareholder on April 22, 2019. Representations were made to the Company regarding such share recipients’ knowledge and experience, ability to bear economic risk and investment purpose with respect to the restricted shares they received. The Merger Consideration was issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as a private offering. Such issuance did not involve a public offering, and was made without general solicitation or advertising.

The Company’s Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2019 is based on the historical Unaudited Condensed Consolidated Balance Sheet of the Company as of March 31, 2019 (as filed with the Securities and Exchange Commission (the “SEC”) in its quarterly report on Form 10-Q on May 15, 2019), combined with the Unaudited balance sheet of Progressive Health as of March 31, 2019, after giving effect to the Agreement on April 19, 2019.

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The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the acquisition of Progressive Health had occurred on March 31, 2019. The Unaudited Pro Forma Condensed Statement of Operations is prepared as if the acquisition of Progressive Health occurred on January 1, 2018. The Unaudited Pro Forma Condensed Consolidated Financial Statements are not intended to represent or be indicative of the consolidated financial condition of the proposed combined entity that would have been reported if the acquisition had been consummated on March 31, 2019 or January 1, 2018. In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to project the future financial position of the consolidated company as of the end of its fiscal year ending December 31, 2019 (“fiscal 2019”) or of any other future periods.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared using the purchase method of accounting. The estimated fair values of the acquired assets and assumed liabilities as of the Date of Acquisition, which are based on estimates and assumptions of the Company, the consideration paid and the entries to record the direct transaction costs incurred are reflected therein. As explained in more detail in the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet, the total purchase price of approximately $4.2 million to acquire Progressive Health has been allocated to the assets acquired and assumed liabilities based upon preliminary estimated fair values at the Date of Acquisition. The Company’s management is responsible for these internal valuations and appraisals. The Company is continuing to finalize the valuations of these net assets. The fair value allocation consists of preliminary estimates and analyses and is subject to change upon the finalization of the appraisals and other valuation analyses, which will be completed prior to April 19, 2020. Although the final determination may result in asset and liability fair values that are different than the preliminary estimates of these amounts included herein, it is not expected that those differences will be material to an understanding of the impact of this transaction on the financial results of the Company.

The Unaudited Pro Forma Condensed Consolidated Financial Statements and the Supplemental Forward-looking Information Regarding the Acquisition of Progressive Health should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of the Company contained in its Annual Report on Form 10-K for its fiscal year end December 31, 2018 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, as well as the Current Report on Form 8-K (the “Initial Form 8-K”) filed on April 24, 2019, and the Progressive Health audited financial statements for the year ended December 31, 2018 and unaudited financial statements for the three months ended March 31, 2019, included as Exhibit 99.1 to Amendment No. 1 to the Current Report on Form 8-K/A.

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IMAC Holdings, Inc.

Pro Forma Condensed Consolidated Balance Sheet

March 31, 2019 (Unaudited)

	IMAC Holdings	Progressive Health		Pro Forma Adjustments	Pro Forma

ASSETS
Current assets:
Cash	$3,065,553	107,126			3,172,679
Accounts receivable, net	665,080	541,890			1,206,970
Due from related parties	-				-
Other assets	400,959	91,360			492,319
Total current assets	4,131,592	740,376			4,871,968

Property and equipment, net	3,221,183	55,693			3,276,876

Other assets:
Investment in Progressive Health	-	-	[i]	4,159,570	-
			[ii]	(4,159,570)
Goodwill	2,042,125	140,000	[ii]	(140,000)	2,042,125
Intangible assets, net	4,126,748	-	[ii]	4,480,290	8,607,038
Security deposits	441,473	17,012			458,485
Right of use asset	4,027,124	-			4,027,124
Total other assets	10,637,470	157,012			15,134,772

Total assets	$17,990,245	953,081			23,283,616

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$1,548,220	289,796			1,838,016
Acquisition liabilities	10,000	-			10,000
Patient deposits	939,772	-			939,772
Due to shareholder	-	764,005			764,005
Notes payable, current portion	3,032,686	-			3,032,686
Capital lease obligation, current portion	16,920	-			16,920
Line of credit	229,961	80,000			309,961
Operating lease	724,587	-			724,587
Total current liabilities	6,502,146	1,133,801			7,635,947

Long-term liabilities:
Notes payable, net of current portion	276,854	-			276,854
Capital Lease Obligation, net of current portion	79,740	-			79,740
Deferred Rent	185,022	-			185,022
Lease Incentive Obligation	549,695	-			549,695
Operating lease, net of current portion	3,310,403	-			3,310,403

Total liabilities	10,903,860	1,133,801			12,037,661

Committments and contingencies

Stockholders’ equity (deficit):
Preferred stock - $0.001 par value, 5,000,000 authorized, nil issued and outstanding	-	-			-
Common stock; $0.001 par value, 30,000,000 authorized, 7,252,923 shares issued and outstanding (8,255,229 shares pro forma)	7,253	-	[i]	1,002	8,255
Common stock; $0.001 par value, 30,000,000 authorized, 1,000,000 shares issued and outstanding (nil pro forma)	-	1,000	[ii]	(1,000)	-
Common stock; $5 par value, 1,000 authorized, 200 shares issued and outstanding (nil pro forma)	-	1,000	[ii]	(1,000)	-
Treasury stock (nil pro forma)	-	(4,245)	[ii]	4,245	-
Additional paid-in capital	14,280,204	-	[i]	4,158,568	18,438,772
Accumulated deficit	(5,144,009)	(178,475)	[ii]	178,475	(5,144,009)
Non-controlling interest	(2,057,063)	-			(2,057,063)
Total stockholders’ equity (deficit)	7,086,385	(180,720)			11,245,955

Total liabilities and stockholders’ equity (deficit)	$17,990,245	953,081			23,283,616

[i]	Represents the issuance by IMAC Holdings, Inc of 1,002,306 shares of common stock valued at $4.15 at the date of issuance.

[ii]	Represents purchase accounting to record the acquisition of Progressive Health Rehabilitation Ltd. And Illinois Spine & Disc Institute Ltd., including elimination of historical equity balances.

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IMAC Holdings, Inc.

Pro forma Condensed Consolidated Statements of Operations

For the Year Ended December 31, 2018 (Unaudited)

	IMAC Holdings	Progressive Health		Pro Forma Adjustments	Pro Forma

Patient revenues	$16,135,967	$6,765,138			$22,901,105
Contractual adjustments	(9,498,896)	(1,753,611)			(11,252,507)
Total patient revenue, net	6,637,071	5,011,527			11,648,598

Management fees	64,000	-			64,000
Total revenue	6,701,071	5,011,527			11,712,598

Operating expenses:
Patient expenses	933,907	662,464			1,596,371
Salaries and benefits	4,730,035	1,578,773			6,308,808
Share-based compensation	14,998	-			14,998
Advertising and marketing	859,191	821,032			1,680,223
General and administrative	3,063,270	1,123,000			4,186,270
Depreciation and amortization	651,066	45,731	[a]	448,029	1,144,826
Total operating expenses	10,252,467	4,231,000			14,931,496

Operating loss	(3,551,396)	780,527			(3,218,898)

Other income (expense):
Interest income	7,541	20,242			27,783
Other loss	18,356	-			18,356
Beneficial conversion interest expense	-	-			-
Interest expense	(153,824)	(803)			(154,627)
Total other expenses	(127,927)	19,439			(108,488)

Loss before equity in loss of non-consolidated affiliate	(3,679,323)	799,966			(3,327,386)

Equity in loss of non-consolidated affiliate	(105,550)	-			-

Net loss before income taxes	(3,784,873)	799,966			(3,327,386)

Income taxes	-	-			-

Net loss	(3,784,873)	799,966			(3,327,386)

Net loss attributable to the noncontrolling interest	731,130	-			731,130

Net loss attributable to IMAC Holdings, Inc.	$(3,053,743)	$-			$(2,596,256)

Net loss per share attributable to common stockholders
Basic and diluted	$(0.46)				$(0.34)

Weighted average common shares outstanding
Basic and diluted	6,582,737			1,002,306	7,585,043

[a]	To record the amortization of intangible assets recognized in purchase accounting

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IMAC Holdings, Inc.

Pro Forma Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2019 (Unaudited)

	IMAC Holdings	Progressive Health		Pro Forma Adjustments	Pro Forma

Patient revenues	$7,289,022	$1,069,358			$8,358,380
Contractual adjustments	(4,519,194)	(533,221)			(5,052,415)
Total patient revenue, net	2,769,828	536,137			3,305,965

Operating expenses:
Patient expenses	436,129	207,478			643,607
Salaries and benefits	2,064,623	402,249			2,466,872
Share-based compensation	3,749	-			3,749
Advertising and marketing	347,016	143,817			490,833
General and administrative	977,369	167,381			1,144,750
Depreciation and amortization	285,567	7,619	[a]	112,007	405,193
Total operating expenses	4,114,453	928,544			5,155,004

Operating loss	(1,344,625)	(392,407)			(1,849,039)

Other income (expense):
Interest income	-	-			-
Other loss	(15,955)	92			(15,863)
Beneficial conversion interest expense	(639,159)	-			(639,159)
Interest expense	(30,671)	(663)			(31,334)
Total other expenses	(685,785)	(571)			(686,356)

Loss before equity in loss of non-consolidated affiliate	(2,030,410)	(392,978)			(2,535,395)

Equity in loss of non-consolidated affiliate	-	-

Net loss before income taxes	(2,030,410)	(392,978)			(2,535,395)

Income taxes	-	-			-

Net loss	(2,030,410)	(392,978)			(2,535,395)

Net loss attributable to the noncontrolling interest	431,223	-			-

Net loss attributable to IMAC Holdings, Inc.	$(1,599,187)				$(2,535,395)

Net loss per share attributable to common stockholders
Basic and diluted					$(0.31)

Weighted average common shares outstanding
Basic and diluted	7,252,923			1,002,306	8,255,229

[a]	To record the amortization of intangible assets recognized in purchase accounting

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